UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                         Date of Report: October 5, 2004

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       814-00063               13-2949462
(State or other jurisdiction       Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

                               c/o Nanjiang Keyuan
                                139 Ma Tai Street
                                 Nanjing 210009
                                      China

                           --------------------------
                    (Address of principal executive offices)

                                86 (25) 360 8605
                      -------------------------------------
              (Registrant's telephone number, including area code)


       -------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 29, 2004, the Registrant signed a Purchase Agreement under which, the Registrant acquired 51% ownership interest in Suzhou Hengyi Pharmaceuticals of Feedstock Co., Ltd ("Hengyi"), a Chinese company specialized in research and development, production and sales of pharmaceutical products as well as chemicals used in pharmaceutical products. The board of directors of the Registrant approved the acquisition.


Total consideration paid by the Registrant to acquire 51% ownership interest in Hengyi is $1,600,000 cash and 1.2 million shares of the common stock of the Registrant.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

         These financial statements are in the process of being prepared and will be filed as soon as practicable following the closing of the transaction described in this report, but in no event later than the applicable required time frame.

         (b) Pro Forma Financial Information.

         These financial statements are in the process of being prepared and will be filed as soon as practicable following the closing of the transaction described in this report, but in no event later than the applicable required time frame.

         (c)  Exhibits.

         2 Purchase Agreement between the Registrant and the Hengyi dated as of September 29, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         China Biopharmaceuticals Holdings, Inc.

                                         By:  /s/ Peng Mao
                                         ---------------------------------------
                                         Name:  Peng Mao
                                         Title: Chairman and
                                         Chief Executive Officer

Dated:  October 5, 2004